Exhibit 5a

                              Form of Application

[ Phoenix logo here ]                               VARIABLE ANNUITY APPLICATION

/ / Phoenix Home Life Insurance Company
/ / PHL Variable Insurance Company                For Main Administrative Office Use Only: Case Contract Number __________
====================================================================================================================================
1.   ANNUITANT(S) If no Contract Owner is specified below, the Annuitant will be the Contract Owner
------------------------------------------------------------------------------------------------------------------------------------
                         PRIMARY ANNUITANT                             CONTINGENT ANNUITANT (USE IF ANNUITANT & OWNER ARE DIFFERENT)
     _____________________________________________________________     _____________________________________________________________
     Name                                                              Name
     _____________________________________________________________     _____________________________________________________________
     Address (No., Street)                                             Address (No., Street)
     _____________________________________________________________     _____________________________________________________________
     (City, State, Zip Code)                                           (City, State, Zip Code)
     _____________________________________________________________     _____________________________________________________________
     Phone                         Social Security Number              Phone                        Social Security Number
     _____________________________________________________________     _____________________________________________________________
     Sex                           Date of Birth                       Sex                          Date of Birth
          / / Male   / / Female                                             / / Male   / / Female
------------------------------------------------------------------------------------------------------------------------------------
====================================================================================================================================
2.   CONTRACT OWNER(S) Complete only if different from Annuitant.     3.   BENEFICIARY DESIGNATIONS
------------------------------------------------------------------------------------------------------------------------------------
          CONTRACT OWNER (JOINT OWNER - BETWEEN SPOUSES ONLY)
     _____________________________________________________________     _____________________________________________________________
     Name                                                              Annuitant's Primary Beneficiary & Relationship (If Corporate
                                                                       Plan, must be Trustee)
     _____________________________________________________________     _____________________________________________________________
     Address (No., Street)                                             Annuitant's Contingent Beneficiary & Relationship
     _____________________________________________________________     _____________________________________________________________
     (City, State, Zip Code)                                           Owner's Beneficiary & Relationship (Complete ONLY if owner differs from annuitant)
     _____________________________________________________________     _____________________________________________________________
     Phone                         Social Security Number              Owner's Contingent Beneficiary & Relationship
     _____________________________________________________________     _____________________________________________________________
     Sex                           Date of Birth
          / / Male   / / Female
------------------------------------------------------------------------------------------------------------------------------------
====================================================================================================================================
4.   TYPE OF PLAN
------------------------------------------------------------------------------------------------------------------------------------
     / / NON-QUALIFIED   / / QUALIFIED
     / / IRA:   / / Regular Contributory    / / Direct Rollover    / / Transfer    / / Spousal IRA    / / Simple IRA    / / Sep IRA
         Tax year to which contributions apply ____________________   / / Owner acknowledges receipt of PHL Disclosure Statement

     / / Section 403(b) TSA - Employer must sign as Applicant and states that it is an educational organization as described in
     Internal Revenue Code section 170(b)(1)(A)(ii); a tax-exempt organization as described in Code section 501(c)(3); or a State, political subdivision of a State or an agency or instrumentality of one of the foregoing. (The Employer further states that only amounts deferred by the Owner/Annuitant under a salary reduction agreement with the Employer will be applied to this annuity contract.)

     / / Section 457 Deferred Compensation Plan - Owner states that it is an "eligible employer," as defined in section 457 (e)(1)
     of the Internal Revenue Code, and will remain the sole owner of any contract issued under this application until distributed under the terms of the plan.
------------------------------------------------------------------------------------------------------------------------------------
====================================================================================================================================
5.   ANNUITY TYPE & PURCHASE PAYMENTS
------------------------------------------------------------------------------------------------------------------------------------
     / / DEFERREED   / / IMMEDIATE:   Maturity Date ___________   Payout Option ___________   Initial Purchase Payment: $ __________
     Subsequent purchase payments will be flexible unless otherwise noted as follows: $____________
     / / Annual      / / Semi-Annual      / / Quarterly      / / Monthly      / / Check-O-Matic
     / / Billing Notices are requested. Send bills to:

     Name: _________________________________________________________________________________________________________________________

     Address: ______________________________________________________________________________________________________________________

     NOTE: If Check-O-Matic has been elected, please complete authorization form and include a void check.

------------------------------------------------------------------------------------------------------------------------------------
====================================================================================================================================
6.   SUB-ACCOUNT ALLOCATION  Use full percentages (Must equal 100%)
------------------------------------------------------------------------------------------------------------------------------------
     _____%Aberdeen New Asia         _____%Templeton Asset Alloc.     _____%Phoenix Balanced          _____%Gia
     _____%Templeton Dev. Mkts.      _____%Templeton stock            _____%Phoenix Real Estate       _____%MVA - 3 Year
     _____%Phoenix Int'l.            _____%Phoenix Growth             _____%Phoenix Multi-Sector      _____%MVA - 5 Year
     _____%Templeton Int'l.          _____%Phoenix Allocation         _____%Phoenix Money Market      _____%MVA - 7 Year
     _____%Wanger Int'l. Sm. Cap     _____%Phoenix Theme              _____%Other _______________     _____%MVA - 10 Year
     _____%Other _______________     _____%Wanger U.S. Sm. Cap        _____%Other _______________     _____%Other _______________
     TEMPORARY MONEY MARKET ALLOCATION   / / Yes   / / No   If yes, I elect to temporarily allocate my premiums to the Money Market sub-account until termination of the Right to Cancel period as stated in the contract. In addition, certain states of issue will have premiums temporarily allocated to the Money Market subaccount until termination of the Right to Cancel period as stated in the contract.
------------------------------------------------------------------------------------------------------------------------------------
OL2502         Send completed form - with a check payable to "Phoenix" to: Phoenix Variable Products Mail Operation,            3-97
               P.O. Box 8027, Boston, MA 02266-8027.

====================================================================================================================================
7.   DOLLAR COST AVERAGING (DCA)  All transfers will be executed on the first of the month following receipt of the dollar cost averaging request
------------------------------------------------------------------------------------------------------------------------------------
     a. Transfer Amount $__________($2,000 minimum balance in sending sub-account); Frequency:  / / Monthly   / / Quarterly
        / / Semi-Annual   / / Annual
     b. Sending Sub-account, (choose one):  / / Money Market   / / Guaranteed Interest Account   / / Other _________________________
     c. Receiving Sub-accounts:  Sub-account      Transfer Amount                  Sub-account      Transfer Amount
                                 -----------      ---------------                  -----------      ---------------
                              ______________ $    ___________________           ______________ $    ___________________
                              ______________ $    ___________________           ______________ $    ___________________
                              ______________ $    ___________________           ______________ $    ___________________
                              ______________ $    ___________________           ______________ $    ___________________
------------------------------------------------------------------------------------------------------------------------------------
====================================================================================================================================
8.   TELEPHONE TRANSFERS AND CHANGE IN PAYMENT ALLOCATION
------------------------------------------------------------------------------------------------------------------------------------
     / / Yes    / / No    Telephone transfers and changes in payment allocation are subject to the terms of the Prospectus. If you check the "yes" box, telephone orders will be accepted from you and your registered representative and you agree that, because we cannot verify the authenticity of telephone instructions, we will not be liable for any loss caused by our acting on telephone instructions, unless caused by our gross negligence.
------------------------------------------------------------------------------------------------------------------------------------
====================================================================================================================================
9.   MATURITY DATE (OPTIONAL)
------------------------------------------------------------------------------------------------------------------------------------
     The Maturity Date shall be the latest date allowed under the terms of the contract unless earlier date noted as follows (the latest allowable date for IRA and TSA qualified plans is age 70-1/2: _________________________
====================================================================================================================================
10.  MISCELLANEOUS INSTRUCTION/COMMENTS
------------------------------------------------------------------------------------------------------------------------------------
     _______________________________________________________________________________________________________________________________

     _______________________________________________________________________________________________________________________________
------------------------------------------------------------------------------------------------------------------------------------
====================================================================================================================================
11.  STATEMENT OF OWNER/APPLICANT AND ANNUITANT
------------------------------------------------------------------------------------------------------------------------------------
     ALL STATEMENTS ON THIS APPLICATION ARE TRUE TO THE BEST OF OUR KNOWLEDGE AND BELIEF. ANY PERSON WHO, WITH INTENT TO DEFRAUD OR
     KNOWING THAT HE IS FACILITATING A FRAUD AGAINST AN INSURER, SUBMITS AN APPLICATION OR FILES A CLAIM CONTAINING A FALSE OR
     DECEPTIVE STATEMENT IS QUILTY OF INSURANCE FRAUD. WE AGREE THAT THIS APPLICATION SHALL BE PART OF THE ANNUITY CONTRACT. WE
     HEREBY VERIFY OUR UNDERSTANDING THAT ALL PAYMENTS AND VALUES PROVIDED BY THE CONTRACT, WHEN BASED ON INVESTMENT EXPERIENCE OF
     THE FUND, ARE VARIABLE AND NOT GUARANTEED. WE ACKNOWLEDGE RECEIPT OF CURRENT PROSPECTUSES FOR THE VARIABLE ANNUITY AND THE
     FUND.

     WILL THE PROPOSED CONTRACT REPLACE ANY EXISTING ANNUITY OR LIFE INSURANCE?  / / YES   / / NO. IF YES, LIST COMPANY NAME, PLAN
     AND YEAR ISSUED IN # 10.

     / / Statement of Additional Information Requested

     Signed at _________________________________________________________________ On ___________________________
                                   (CITY, STATE)                                                (DATE)

     Under penalty of perjury, I (the owner) certify that my Social Security/Taxpayer ID number is correct as it appears on this application.

     Signature of Owner _________________________________ Signature of Annuitant (if other than owner) _____________________________
------------------------------------------------------------------------------------------------------------------------------------
====================================================================================================================================
12.  STATEMENT OF REPRESENTATIVE (Use full percentages - must equal 100%)
------------------------------------------------------------------------------------------------------------------------------------
     Will this contract replace any existing insurance or annuity?  / / Yes     / / No
     This replacement is meant to be a tax-free exchange under Section 1035:  / / Yes  / / No  If "yes", please give particulars above in #10.
     The Agent hereby certifies that the Owner signed this applciation in his/her presence; he/she has truly and accurately recorded on this form the information supplied by the proposed annuitant; and that he/she is qualified and authorized to discuss the contract herein applied for.

     __________________________________   _______________     __________________________________   _______________   _______________
         REPRESNETATIVE'S SIGNATURE            DATE                   BROKER-DEALER FIRM                REP #            % SHARE

     __________________________________   _______________     __________________________________   _______________   _______________
         REPRESNETATIVE'S SIGNATURE            DATE                   BROKER-DEALER FIRM                REP #            % SHARE

     __________________________________   _______________     __________________________________   _______________   _______________
         REPRESNETATIVE'S SIGNATURE            DATE                   BROKER-DEALER FIRM                REP #            % SHARE

------------------------------------------------------------------------------------------------------------------------------------
====================================================================================================================================
13.  REGISTERED REPRESENTATIVE ELECTION
------------------------------------------------------------------------------------------------------------------------------------
     Chose one Option:   / / Option 1     / / Option 2     / / Option 3
====================================================================================================================================
     Complete only if an exception to your Broker-Dealer's Option election is requested.

     Broker-Dealer hereby elects to permit an Option Exception for this Contract and representative(s) as noted above and as confirmed by Signature below.

     Broker-Dealer Firm ____________________________________________________________________________________________________________

     Broker-Dealer's Signature _____________________________________________________________________________________________________

     Print Name & Title _______________________________________________________________ Broker-Dealer Number _______________________
------------------------------------------------------------------------------------------------------------------------------------

Send completed form - with a check payable to "Phoenix" to: Phoenix Variable Products Mail Operation, P.O. Box 8027, Boston, MA 02266-8027.